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                                                                   Exhibit 10.13


                       FIRST AMENDMENT TO MANAGEMENT AGREEMENT


          FIRST AMENDMENT (this "Amendment"), dated as of December __, 1997, by and between 24 HOUR FITNESS, INC., a California corporation (the "Company") and MDC MANAGEMENT COMPANY III, L.P., a California Limited partnership ("MDC"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Management Agreement referred to below.

                                W I T N E S S E T H :


          WHEREAS, the Company and MDC are parties to a Management Services Agreement dated as of December 29, 1994 (the "Management Agreement");

          NOW, THEREFORE, in consideration of the mutual premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


1.   AMENDMENT TO THE MANAGEMENT AGREEMENT

          1. Section 3.1 of the Management Agreement shall be deleted in its entirety and replaced with the following:

          "3.1 As compensation to MDC for its management and advisory services to the Company under this Agreement, the Company agrees to pay MDC a fee in the amount of six hundred fifty thousand ($650,000) per year, commencing January 1, 1998, adjusted upward each year by an amount (not less than $100,000) to be agreed upon by MDC and the Company until such fee shall equal $1,000,000 per year. Such fee shall be payable in arrears in equal quarterly installments, on the first day of January, April, July and October, commencing April 1, 1998."


II.  MISCELLANEOUS

          1. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Management Agreement.

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          2.   This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and MDC.

          3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          4. This Amendment shall become effective as of January 1, 1998, on the date (the "First Amendment Effective Date") when each of the Company and MDC shall have signed a counterpart hereof (whether the same or different counterparts).

          5. From and after the First Amendment Effective Date, all references in the Management Agreement shall be deemed to be references to the Management Agreement as modified hereby.

                                         ***


                                         -2-

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          IN WITNESS WHEREOF, each of the parties hereto has caused this
Amendment to be duly executed and delivered as of the date first above written.



                                             24 HOUR FITNESS, INC.


                                             By: /s/ Gilbert K. Freeman
                                                --------------------------------
                                             Name: Gilbert K. Freeman
                                             Title: Executive Vice President/CFO


                                             MDC MANAGEMENT
                                             COMPANY III, L.P.


                                             By:   CONFORM?
                                                --------------------------------
                                             Name:
                                             Title: